                                                                   EXHIBIT 10.18

      THIS PARTIAL SURRENDER AGREEMENT made and entered into effective the 1st day of November, 2005, effective as hereinafter set forth, by and between ACIN LLC, a Delaware limited liability company, successor in interest to CSTL LLC through merger, (hereinafter referred to as "Lessor"), and ALPHA LAND AND RESERVES, LLC, a Delaware limited liability company (hereinafter referred to as "Lessee").

      WHEREAS, by Coal Mining Lease dated April 9, 2003, effective as of April 1, 2003, Lessor did demise, lease and let to Lessee the Leased Premises (all capitalized terms used herein shall have the meaning given in the Lease), for the purpose of mining, preparation, loading, removal, transportation and shipping of coal, as more fully set forth in the Lease; and

      WHEREAS, said Coal Mining Lease has heretofore been amended by First Amendment to Coal Mining Lease dated September 30, 2003, effective April 1, 2003; Partial Surrender Agreement dated December 12, 2003, effective December 1, 2003; Second Amendment to Coal Mining Lease dated and effective December 15, 2003; Third Amendment to Coal Mining Lease dated and effective October 1, 2004; Fourth Amendment to Coal Mining Lease dated and effective September 1, 2005; two Partial Surrender Agreements dated and effective September 1, 2005; and various letter agreements (said Coal Mining Lease, as supplemented and amended, being hereinafter referred to as the "Lease"); and

      WHEREAS, Lessor and Lessee desire to further amend the Lease by surrendering a portion of the Leased Premises as hereinafter set forth.

                              W I T N E S S E T H:

               That for and in consideration of the terms, conditions and stipulations embodied within the Lease, as amended, to be performed and observed by Lessor and Lessee, the sufficiency of which is hereby acknowledged, Lessee does hereby agree to surrender from the Leased Premises all of Lower

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Banner seam of coal that can be mined by the deep mining method lying within the shaded area shown on the map attached hereto and made a part hereof as Exhibit
A.

      Lessor's acceptance of this surrender shall in no way relieve Lessee of any of its obligations or liability accruing under the Lease with respect to the surrendered portion of the Leased Premises prior to the effective date hereof.

      Lessor and Lessee do hereby confirm that it was the intent of the parties to surrender and release only the Lower Banner seam of coal that can be mined by the deep mining method under the Partial Surrender Agreement dated December 12, 2003, effective December 1, 2003.

      All other terms and conditions of the Lease, as previously amended, not inconsistent herewith, shall remain in full force and effect, without modification or amendment.

      IN WITNESS WHEREOF, Lessor and Lessee have caused this Partial Surrender Agreement to be executed as of the day and year first above written.

                      ACIN LLC, a Delaware limited liability company, By NRP (Operating) LLC, a Delaware limited liability company and its Sole Operating Manager

                      By:   /s/ Nick Carter
                            -------------------------------------------------
                      Nick Carter, Its President and Chief Operating Officer

                      ALPHA LAND AND RESERVES, LLC

                      By:   /s/ Vaughn R. Groves
                            --------------------------------------------------
                      Vaughn R. Groves, Its President and Manager

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STATE OF _______ West Virginia _______ )

COUNTY OF _______ Cabell _______ ), to-wit:

            The foregoing instrument was acknowledged before me this 14th day of October, 2005, by Nick Carter, President and Chief Operating Officer of NRP (Operating) LLC, a Delaware limited liability company and the sole operating manager of ACIN LLC, on behalf of ACIN LLC, a Delaware limited liability company.

                                            /s/ Paddy Sue Gay
                                         --------------------------------
                                                     Notary Public

My commission expires: November 1, 2008   {seal}

STATE OF Virginia )

COUNTY OF Washington ), to-wit:

            The foregoing instrument was acknowledged before me this 27th day of October, 2005, by Vaughn R. Groves, as President and Manager of ALPHA LAND AND RESERVES, LLC, on behalf of ALPHA LAND AND RESERVES, LLC, a Delaware limited liability company.

                                            /s/ Susan R. Reynolds
                                         --------------------------------
                                                        Notary Public

My commission expires: March 31, 2006